Sierra Tactical Bond Fund

Class A Shares	STBKX
Class C Shares	STBDX
Instl Class	STBJX
Investor Shares	STBNX

Summary Prospectus

January 28, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 28, 2020 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at http://www.sierramutualfunds.com/documents/. You can also obtain these documents at no cost by calling 1-866-738-4363 or by sending an email request to OrderSierra@ultimusfundsolutions.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.SierraMutualFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

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FUND SUMMARY

Investment Objectives: The Fund seeks total return.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 9 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Instl Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of purchase price or redemption proceeds)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%	1.05%	1.05%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.40%
Other Expenses(1)	0.65%	0.65%	0.65%	0.65%
Acquired Fund Fees and Expenses(1)(2)	0.55%	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	2.50%	3.25%	2.25%	2.65%
Fee Waiver and Reimbursement(3)	(0.41)%	(0.41)%	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses after Fee Waiver and Reimbursement	2.09%	2.84%	1.84%	2.24%
(1)	Estimated for the current fiscal period.
(2)	Acquired Fund Fees and Expenses are the estimated average indirect costs of investing in other investment companies (the “Underlying Funds”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	The Adviser has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until January 31, 2021 so that the total annual operating expenses exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) of the Fund do not exceed 1.54%, 1.29%, 2.29% and 1.69%, for Class A, Instl Class, Class C, and Investor Class shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Class A	$775	$1,272
Class C	$287	$963
Instl Class	$187	$664
Investor Class	$227	$785

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

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Principal Investment Strategies: The Fund invests in open-end investment companies (mutual funds) and exchange-traded funds (“ETFs”) that primarily invest in high-yield corporate bonds, also commonly known as junk bonds (“HYCB Funds”) or long-duration U.S. Treasury securities (“Treasury Bond Funds”). For the purposes of this prospectus, HYCB Funds and Treasury Bond Funds are collectively referred to as “Underlying Bond Funds.” The Fund considers high-yield corporate bonds to be those that are rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”).

Under normal circumstances, the Fund invests at least 80% of its net assets (defined as net assets plus the amount of any borrowing for investment purposes) in Underlying Bond Funds. The Adviser expects the Fund to be primarily invested in HYCB Funds under most market conditions. The Fund does not have maturity or duration limitations with respect to the holdings of the Underlying Bond Funds in which it invests.

The Adviser’s investment strategy is a tactical style that includes disciplines that attempt to limit downside risk (drawdown, meaning the magnitude of decline from highest price to the subsequent low) as well as to seek to enhance return through income and capital appreciation (total return). The current yield of the Fund is not a separate goal, and the monthly distribution yield will fluctuate.

The Adviser does not employ a passive “buy and hold” strategy. Instead, the Adviser uses proprietary rules to tactically shift the Fund’s assets from HYCB Funds to Treasury Bond Funds and the reverse, and on occasion temporarily into money-market funds. As part of its integrated risk-management disciplines, the Adviser monitors each HYCB Fund held in the Fund daily and applies a trailing-stop discipline separately to each HYCB Fund in the Fund’s portfolio. The Adviser employs a trailing stop discipline which adjusts the level of trailing stops as the price of a holding rises and is calculated as a percentage or dollar amount below the market price. When the price of a holding decreases by a certain percentage or dollar amount, the Adviser sells the holding in an attempt to protect profits and minimize further impact on the portfolio. When any HYCB Fund declines in price enough to generate a “Sell signal” under the Adviser’s trailing-stop discipline, the Fund will sell that HYCB Fund and invest the proceeds in one or more Treasury Bond Funds. Conversely, when prices of HYCB Funds begin trending upward sufficient to give “Buy signals” under that model, the Adviser will sell part or all of its holdings in Treasury Bond Funds and select and purchase one or more HYCB Funds, and will continue to make such purchases with net cash inflows into the Fund.

The same type of Buy and Sell disciplines (with different parameters) are also applied to the Treasury Bond Funds when they are held. If both types of funds have given Sell signals, the proceeds will temporarily be held in cash (money-market mutual funds and/or ultra-short-term bond funds) until either HYCB Funds or Treasury Bond Funds give Buy signals.

The buy and sell disciplines described above are a proprietary approach (“Buy and Sell Disciplines”) that two of the Fund’s portfolio managers (Dr. Sleeper and Mr. Wright) have used within their related companies’ diversified separately managed accounts since 1987, in seeking to limit the impact on the overall Fund portfolio of any sustained decline in the high-yield corporate bond and Treasury bond markets.

The Buy and Sell Disciplines are not designed to attempt to buy at lows or to sell at highs, but to seek to participate in a substantial part of any sustained uptrend in the HYCB market, as well as to shift into the Treasury bond market during most of any sustained downtrend in the HYCB market, similarly seeking to participate in a substantial part of uptrends in that market.

The Adviser employs a “reactive” approach as distinct from a “predictive” approach. The Adviser does not expect to average more than two Sell signals alternated with two Buy signals per year in the HYCB Funds. Thus, the Adviser expects that the Fund’s portfolio turnover rate will average approximately 200% per year.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

Performance of the Fund during future periods will definitely vary. Some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

•	Fixed-Income Risk. When the Fund invests in Underlying Bond Funds, the value of your investment in the Fund will generally decline when interest rates rise or when other factors cause declines in the high-yield bond market generally or in a specific Underlying Bond Fund. Defaults by high-yield bond issuers in which the Underlying Bond Funds invest may also harm performance.
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•	High Yield Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce an underlying HYCB Fund’s ability to sell its high-yield bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.
•	Management Risk. The Adviser’s dependence on its high-yield bond strategy and judgments about the attractiveness, value and potential appreciation of particular ETFs and mutual funds in which the Fund invests will in some cases prove to be incorrect and have negative impacts on performance.
•	Model Risk. The Adviser’s investment model carries a risk that the model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the model. No assurance can be given that the Fund will be successful under all or any market conditions.
•	Portfolio Turnover Risk. As to the portion of the portfolio invested in ETFs and other investment companies, turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs. The Fund’s investment style will result in most capital gains within the portfolio being realized as short-term capital gains.
•	Underlying Fund Risk. Each Underlying Fund is subject to specific risks, depending on its bond investments. Underlying Funds are also subject to investment advisory fees and other expenses, which are indirectly borne by the Fund. As a result, your overall cost of investing in the underlying bonds and other assets will be higher than the cost of investing directly in them, and may be higher than other mutual funds that invest directly in bonds.
•	ETF Risk. Shares of ETFs may trade at a discount or a premium in market price if there is a limited market in such shares and are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. The index-tracking ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

Performance: Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually and will be available on www.sierramutualfunds.com.

Investment Adviser: Wright Fund Management, LLC (the “Adviser”) is the Fund’s investment adviser.

Investment Adviser Portfolio Managers: Kenneth L. Sleeper, MBA, PhD, Managing Director and Portfolio Manager of the Adviser, David C. Wright, JD, Managing Director and Portfolio Manager of the Adviser and Terri Spath, MBA, CFA, CFP® and Portfolio Manager of the Adviser. Dr. Sleeper, Mr. Wright and Ms. Spath have served the Fund as portfolio managers since it commenced operations in October 2019. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: For all Classes, the minimum initial investment is $10,000 and the minimum subsequent investment is $1,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k). However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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